EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Herbert Martens, President & Trustee of The Armada Advantage Fund (the "Registrant"), certify that:

         1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: AUGUST 26, 2003                    /S/ HERBERT MARTENS
      ----------------                   ---------------------------------------
                                         Herbert Martens, President & Trustee
                                         (principal executive officer)


I, Dennis J. Westley, Treasurer of The Armada Advantage Fund (the "Registrant"), certify that:

         1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: AUGUST 26, 2003                    /S/ DENNIS J. WESTLEY
      ---------------------              ---------------------------------------
                                         Dennis J. Westley, Treasurer
                                         (principal financial officer)